UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2016

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Performance Share Units.

Effective July 1, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of EXCO Resources, Inc. (the “Company”) approved forms of performance-based share unit award agreements (the “Award Agreements”) under the EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan, as amended (the “Incentive Plan”), and the performance criteria for grants of “performance share units” (“PSUs”). In addition, as part of its equity compensation program, effective July 1, 2016, the Committee determined to grant the following target number of PSUs: Harold L. Hickey—2,222,222, Richard A. Burnett—1,055,556, and Harold H. Jameson—1,055,556.

Pursuant to the Award Agreements, each participant is eligible to vest in and receive a number of PSUs, ranging from 0% to 150% of the target number of PSUs granted (the “Target Units”), based on the attainment of total shareholder return (“TSR”) goals on the period commencing on and including the date of grant and ending on either (i) the first anniversary of the date of grant (the “First Measurement Period”), (ii) the third anniversary of the date of grant (the “Second Measurement Period”), or (iii) the date of a change in control (the “CIC Measurement Period,” and each of the First Measurement Period, the Second Measurement Period, and CIC Measurement Period being referred to herein as, a “Measurement Period”), as applicable, and as compared to the peer group of the Company.

Each PSU represents a notional share of the Company’s common stock, $0.001 par value per share (the “Common Stock”), with each unit having a conversion value equal to the fair market value of a share of Common Stock at any time. Under the terms of the Award Agreements, the Company is required to convert vested PSUs into, at the sole election of the Company, (i) a cash payment in an aggregate amount equal to the number of vested PSUs multiplied by the fair market value of a share of Common Stock as of the vesting date, (ii) the number of whole shares of Common Stock equal to the number of vested PSUs (up to a maximum of 2,000,000 shares), or (iii) a combination thereof, in each case less applicable withholdings and deductions, as soon as administratively practicable following the determination that the vesting conditions have been achieved.

The PSUs will vest on two dates. On the first anniversary of the date of grant of the award (the “First Vesting Date”), 25% of the PSUs (maximum of 37.5% of the Target Units [=150% of the Target Units x 25%]) are eligible to vest based on the one-year TSR of the Company and the peer group. On the third anniversary of the date of grant (the “Second Vesting Date,” and each of the First Vesting Date and the Second Vesting Date being referred to herein as, a “Vesting Date”), 75% of the PSUs (maximum of 112.5% of the Target Units [=150% of the Target Units x 75%]) are eligible to vest based on the three-year TSR of the Company and the peer group. On each Vesting Date, the number of PSUs that may vest is subject to the achievement of certain performance criteria set forth below and is subject to the restrictions and conditions of the Incentive Plan.

The number of PSUs that vest and convert is dependent upon the Company’s TSR achieved during the relevant Measurement Period and the Company’s TSR achieved relative to the TSR achieved by the Company’s peer group during the relevant Measurement Period. If (i) the percentile rank of the Company’s TSR within the peer group is below 40%, then no PSUs will vest; (ii) the percentile rank of the Company’s TSR equals 40% (threshold), then 40% of the Target Units that are eligible to vest for the applicable Measurement Period will vest; (iii) the percentile rank of the Company’s TSR equals 75%

(target), then 100% of the eligible Target Units will vest; and (iv) the percentile rank of the Company’s TSR equals 90% (maximum) or above, then 150% of the eligible Target Units will vest. For every increase in the Company’s percentile rank within the peer group over the applicable percentage, a proportionate percentage of Target Units will vest on the applicable Vesting Date, calculated on the basis of straight-line interpolation applied on the change in performance between threshold and target, and between target and maximum levels of percentile rank (e.g., if the percentile rank of the Company’s TSR is between 40%-74% of the peer group, then 40%-99% of Target Units will vest).

Upon a change in control, the PSUs are eligible to vest based on the Company’s TSR against the peer group as of the date of the change in control. If (i) a change in control occurs on or prior to the First Vesting Date, then 100% of the PSUs (maximum of 150% of the Target Units) are eligible to vest, or (ii) a change in control occurs after the First Vesting Date, then 75% of the PSUs (maximum of 112.5% of the Target Units [=150% of Target Units x 75%]) are eligible to vest, in each case, based on the achievement of the performance criteria determined as of the closing date of the change in control as defined in the Incentive Plan; provided that the participant is employed by or providing services to the Company as of the change in control. In addition, subject to the timely execution and delivery of a release and expiration of any revocation period, for named executive officers, in the event of a Qualifying Termination (as defined in either an Amended and Restated Retention Agreement or a Retention Agreement, by and between the Company and each executive officer), a pro-rata portion of the PSUs (based on the number of days the executive officer was employed between the date of grant and the date of the Qualifying Termination) will vest on the applicable Vesting Date, based on the achievement of the performance criteria as described above.

The foregoing description of the Award Agreements does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the complete text of the Award Agreements, which are filed as Exhibits 10.1 and 10.2 herewith and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Performance-Based Share Unit Agreement for the EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan.

10.2	Form of Performance-Based Share Unit Agreement for Named Executive Officers for the EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: July 6, 2016	By:	/s/ Justin Clarke
	Name:	Justin Clarke
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Performance-Based Share Unit Agreement for the EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan.

10.2	Form of Performance-Based Share Unit Agreement for Named Executive Officers for the EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan.

5